                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 7, 1997



                                 KOGER EQUITY, INC.
             (Exact name of registrant as specified in its charter)



            Florida                   1-9997              59-2898045
     ---------------------------------------------------------------------
       (State of incorporation      (Commission         (IRS Employer
           or organization)         File Number)       Identification No.)


     3986 Boulevard Center Drive
        Jacksonville, Florida                                32207
 -------------------------------------------------------------------------
     (Address of principal executive offices)           (Zip Code)



         Registrant's telephone number:          (904) 398-3403
 -------------------------------------------------------------------------



                                     N/A
   -------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Reference is made to copies of loan documents dated April 7, 1997 evidencing a $50 million revolving credit facility provided Koger Equity, Inc. by First Union National Bank of Florida and Morgan Guaranty Trust Company of New York, which documents are filed as Exhibits 10(k)(1) through 10(k)(6) to this report and to a Koger Equity, Inc. News Release dated April 10, 1997 concerning the same matter, which is Exhibit 99 to this Report. These exhibits are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits


                Exhibit Number             Description of Exhibit
                --------------             ----------------------
                 10(k)(1)                  Revolving Credit Loan Agreement
                                           dated April 7, 1997 between and
                                           among Koger Equity, Inc., First
                                           Union National Bank of Florida and
                                           Morgan Guaranty Bank of New York.

                 10(k)(2)(a)               The Revolving Promissory Note dated
                                           April 7, 1997 issued by Koger
                                           Equity, Inc.  to First Union
                                           National Bank of Florida in the
                                           principal amount of up to
                                           $35,000,000.

                 10(k)(2)(b)               The Revolving Promissory Note dated
                                           April 7, 1997 issued by Koger
                                           Equity, Inc.  to Morgan Guaranty
                                           Trust Company of New York in the
                                           principal amount of up to
                                           $15,000,000.

                 10(k)(3)                  The Deed to Secure Debt, Assignment
                                           of Leases and Rents, and Security
                                           Agreement dated as of April 7, 1997
                                           relating to that portion of the
                                           Collateral located in the State of
                                           Georgia granted by Koger Equity,
                                           Inc. to, and in favour of, First
                                           Union National Bank of Florida and
                                           Morgan Guaranty Trust Company of New
                                           York.

                 10(k)(4)(a)               The Deed of Trust and Security
                                           Agreement dated as of April 7, 1997
                                           relating to that portion of the
                                           Collateral located in the State of
                                           North Carolina granted by Koger
                                           Equity, Inc. to, and in favour of,
                                           First Union National Bank of Florida
                                           and Morgan Guaranty Bank of New
                                           York.

                 10(k)(4)(b)               The Assignment of Leases and Rents
                                           dated as of April 7, 1997 relating
                                           to that portion of the Collateral
                                           located in the State of North
                                           Carolina from Koger Equity, Inc.,
                                           and in


                                           favour of, First Union
                                           National Bank of Florida and
                                           Morgan Guaranty Bank of New York.

                 10(k)(5)(a)               The Assignment of Contracts,
                                           Licenses and Permits relating to
                                           that portion of the Collateral in
                                           the State of Georgia dated as of
                                           April 7, 1997 from Koger Equity,
                                           Inc. to, and in favour of, First
                                           Union National Bank of Florida and
                                           Morgan Guaranty Bank of New York.

                 10(k)(5)(b)               The Assignment of Contracts,
                                           Licenses and Permits relating to
                                           that portion of the Collateral in
                                           the State of North Carolina dated as
                                           of April 7, 1997 from Koger Equity,
                                           Inc. to, and in favour of, First
                                           Union National Bank of Florida and
                                           Morgan Guaranty Bank of New York.

                 10(k)(6)(a)               The Environmental Indemnification
                                           Agreement relating to that portion
                                           of the Collateral in the state of
                                           Georgia dated as of April 7, 1997
                                           between and among Koger Equity, Inc.
                                           and First Union National Bank of
                                           Florida and Morgan Guaranty Bank of
                                           New York.

                 10(k)(6)(b)               The Environmental Indemnification
                                           Agreement relating to that portion
                                           of the Collateral in the state of
                                           North Carolina dated as of April 7,
                                           1997 between and among Koger Equity,
                                           Inc. and First Union National Bank
                                           of Florida and Morgan Guaranty Bank
                                           of New York.

                  99                       Koger Equity, Inc. News Release
                                           dated April 10, 1997.

                                   SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 KOGER EQUITY, INC.



Date:  April 25 , 1997           By:  /s/ W. Lawrence Jenkins
            ----                      --------------------------
                                      W. Lawrence Jenkins
                                      Title:  Vice President and
                                      Corporate Secretary

                                 EXHIBIT INDEX

         The following designated exhibits are filed herewith:

Exhibit

10(k)(1) Revolving Credit Loan Agreement, dated April 7, 1997 between and among Koger Equity, Inc., First Union National Bank of Florida and Morgan Guaranty Bank of New York.

10(k)(2)(a)          The Revolving Promissory Note dated April 7, 1997 issued
                     by Koger Equity, Inc. to First Union National Bank of
                     Florida in the principal amount of up to $35,000,000.

10(k)(2)(b)          The Revolving Promissory Note dated April 7, 1997 issued
                     by Koger Equity, Inc. to Morgan Guaranty Trust Company of
                     New York in the principal amount of up to $15,000,000.

10(k)(3) The Deed to Secure Debt, Assignment of Leases and Rents, and Security Agreement dated as of April 7, 1997 relating to that portion of the Collateral located in the State of Georgia granted by Koger Equity, Inc. to, and in favour of, First Union National Bank of Florida and Morgan Guaranty Trust Company of New York.

10(k)(4)(a)          The Deed of Trust and Security Agreement dated as of April
                     7, 1997 relating to that portion of the Collateral located in the State of North Carolina granted by Koger Equity, Inc. to, and in favour of, First Union National Bank of Florida and Morgan Guaranty Bank of New York.

10(k)(4)(b)          The Assignment of Leases and Rents dated as of April 7,
                     1997 relating to that portion of the Collateral located in the State of North Carolina from Koger Equity, Inc., and in favour of, First Union National Bank of Florida and Morgan Guaranty Bank of New York.

10(k)(5)(a)          The Assignment of Contracts, Licenses and Permits relating to that portion of the Collateral in the State of Georgia dated as of April 7, 1997 from Koger Equity, Inc. to, and in favour of, First Union National Bank of Florida and Morgan Guaranty Bank of New York.

10(k)(5)(b)          The Assignment of Contracts, Licenses and Permits relating to that portion of the Collateral in the State of North
                     Carolina dated as of April 7, 1997 from Koger Equity, Inc.
                     to, and in favour of, First Union National Bank of Florida and Morgan Guaranty Bank of New York.

10(k)(6)(a)      The Environmental Indemnification Agreement relating to that portion of the Collateral in the state of Georgia dated as of April 7, 1997 between and among Koger Equity, Inc. and First
                 Union National Bank of Florida and Morgan Guaranty Bank of New
                 York.

10(k)(6)(b)      The Environmental Indemnification Agreement relating to
                 that portion of the Collateral in the state of North
                 Carolina dated as of April 7, 1997 between and among Koger
                 Equity, Inc. and First Union National Bank of Florida and
                 Morgan Guaranty Bank of New York.

99               Koger Equity, Inc. News Release dated April 10, 1997.